Income Tax	12 Months Ended
Dec. 31, 2024
Income Tax [Abstract]
Income tax

Note 11. Income tax

Income tax recognized through profit or loss

	For the year ended December 31
	2024	2023	2022
Current year	$4,071	$12,892	$8,874
Current tax expense	4,071	12,892	8,874

Origination and reversal of temporary differences	(20,358)	(7,275)	2,739
Deferred tax expense (income)	(20,358)	(7,275)	2,739

Total income tax expense	$(16,287)	$5,617	$11,613
	For the year ended December 31
	2024	2023	2022
Profit (loss) before tax	$(84,587)	$45,960	$47,739
Income tax (benefit) expense at corporate tax rate	(14,380)	10,759	9,428
Tax effect of expenses that are not deductible in determining taxable profit	37,671	38,181	27,187
Tax effect of income not taxable in determining taxable profit	(28,318)	(42,890)	(30,292)
Effect of different tax rates of subsidiaries operating in other jurisdictions	(11,900)	2,503	(1,249)
Others - Includes exchange effect for reversal rates of long-term temporary differences, income taxed at differential rates, effect of change in deferred tax rate and tax discounts	684	(2,908)	6,539
Tax effect use of tax losses not previously recognized	(44)	(28)	-
Tax (benefit) expense for the year	$(16,287)	$5,617	$11,613
Effective tax rate for the year	19.25%	12.22%	24.33%

The tax rate used for 2024, 2023 and 2022 represents the corporate tax rate of 17% from Luxembourg on the taxable income payable by the Group, in accordance with the tax laws of said jurisdiction. Income tax for other jurisdictions is calculated based on the substantially enacted nominal tax rates prevailing in the respective jurisdictions.

The Colombian entities represent the Group’s main source of taxable income within the global income tax calculation.

In 2021, Colombia enacted Law 2155 (Social Investment Reform), which increased the general corporate income tax rate from 30% to 35%, applicable from fiscal year 2022 onwards for domestic and foreign entities, including permanent establishments and branches. This 35% rate remained in force under the subsequent 2022 Tax Reform (Law 2277).

Additionally, Law 2277 of 2022 introduced a domestic minimum taxation mechanism applicable from fiscal year 2023. Under this rule, Colombian entities, including free trade zone users, are subject to a minimum effective tax rate of 15%, calculated on adjusted accounting net income in accordance with Colombian tax regulations.

This minimum taxation regime is a domestic rule and does not constitute a formal implementation of the OECD Global Anti-Base Erosion (GloBE) Rules under Pillar II.

Additionally, Law 2277 of 2022 introduced several structural changes to the Colombian income tax regime applicable from fiscal year 2023.

The reform eliminated the possibility of claiming 100% of the industry and commerce tax (ICA) as a corporate income tax credit. As from fiscal year 2023, ICA is no longer creditable against income tax and is instead fully deductible as an expense.

The capital gains tax rate was increased from 10% to 15%, applicable from fiscal year 2023.

Furthermore, the reform introduced a general limitation on certain tax benefits. The aggregate benefit derived from non-taxable income, exempt income, special deductions, and specific tax credits may not exceed 3% of the taxpayer’s annual net taxable income, calculated before applying special deductions.

Transfer pricing regimen – considering that the Company carries out transactions with related parties abroad, it is subject to the regulation that was introduced regarding transfer pricing. Due to the above, the Company prepared a technical study over the transactions performed during 2023, in which concluded that there are no conditions for affecting or adjusting income tax as from said year.

Up to date, the Company has not completed the technical study related to the transactions carried out with related parties during 2024; however, management, with the support of external advisors, has reviewed the transactions and concluded that their performance was consistent with those carried out in 2024. Accordingly, no material impact is expected on the 2024 income tax return.

Currently, the transfer pricing documentation is in process. While many jurisdictions have already submitted their respective studies, the Colombian filings —being the most relevant jurisdiction for the Group— are still under preparation. External advisors are awaiting the issuance of the final financial statements in order to complete the Colombian transfer pricing returns. In any case, management does not expect any significant changes compared to the situation in 2023.

Global minimum top-up tax

On October 8, 2021, 136 countries reached an agreement for a two-pillar approach to international tax reform.

Specifically, Pillar Two Global Anti-Base Erosion Rules propose four new taxing mechanisms under which multinational enterprises would pay a minimum level of tax: the subject to tax rule, a tax treaty-based rule that generally proposes a minimum tax on certain cross-border intercompany transactions that otherwise are not subject to a minimum level of tax; the income inclusion rule; the under taxed payments rule; and the qualified domestic minimum top-up tax, which generally propose a minimum tax on the income arising in each jurisdiction in which the Group operates.

The Group operates in several jurisdictions, but it has been determined that the UPE (Ultimate Parent Entity) is located in Luxembourg. Luxembourg enacted legislation to implement the global minimum top-up tax on 2024 about QDMTT (Qualified Domestic Minimum Top-up Tax) and IIR (Income Inclusion Rule). The UTPR (Undertaxed Payment Rule) has entered into force in 2025.

As the group turnover is below €750 million for periods 2022, 2023 and 2024, Pillar Two is not applicable and consequently the Amendments to IAS 12 Income Taxes: International Tax Reform – Pillar Two model Rules would have no impact to the Group.

Regarding the amendments to IAS 12 (International Tax Reform-Pillar Two Model Rules), since no new legislation to implement the top-up tax was enacted or substantially enacted as of December 31, 2024 in any of the jurisdictions where the Group operates, no related deferred taxes were recognized at that date, hence the retrospective application has no impact on the Group’s Consolidated Financial Statements.

Colombia domestic minimum tax

Separately from the OECD Pillar Two rules, Colombia introduced a domestic minimum tax regime though Law 2277 of 2022, effective from fiscal year 2023. Unlike the OECD framework, the Colombian minimum tax does not apply a global revenue threshold of €750 million, but rather establishes a local minimum effective tax rate requirement. This regime is accounted for as part of current income tax expense when payable, and it does not give rise to deferred tax assets or liabilities. The impact of this measure has been recognized in the Group’s 2024 current tax expense.

Current tax assets and current tax liabilities:

	As of December 31
Current tax assets	2024	2023
Income Tax Advance	$7,978	$5,654
Surplus in Private Liquidation	11,348	10,533
Other Taxes	2,499	2,136
Total	21,825	18,323

Current tax liabilities
Income Tax Withholding	(5,396)	(3,341)
Income Tax Payable	(1,136)	(4,069)
Other Taxes	(173)	(409)
Total	$(6,705)	$(7,819)

As of December 31, 2024 and 2023, the following is the detail of the tax losses of the Group that have not been used and on which deferred tax asset has not been recognized:

	As of December 31
	2024	2023
Unused tax losses (recognized in the DTA)	$12,851	$5,513
Total	$12,851	$5,513

The companies have triggered tax losses of $30,230 that have not been recognized in the DTA considering that it is not likely to recover them via taxable income, and mainly correspond to Sofgen Pharma S.A. ($23,833) and Rymco Medical ($3,514) these losses have a 17-year and 12- year limit for being carryforwarded respectively. As these losses were triggered in 2021 and 2022 they can be offset until 2038 and 2039 regarding Sofgen Pharma and until 2033 and 2034 regarding Rymco Medical.